UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

                            SATUS CORPORATION
(Exact name of registrant as specified in its charter)

             Nevada                                    333-162824
(State or other jurisdiction of                   (Commission File Number)
  Incorporation or organization)

          27-0265042
(IRS Employer Identification No.)

   5348 Vegas Dr., Las Vegas, NV                         89108
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (509) 995-2433




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))






Item 5.03  Amendments to Articles of Incorporation or ByLaws; Change in
Fiscal Year

Effective May 28, 2016, Essense Water, Inc. (the "Company") changed its name to SATUS Corporation. The name change was made pursuant to NRS 78.390 of the Nevada General Corporation Law. The Company amended Article One of the Company's Articles of Incorporation to change our corporate name to SATUS Corporation pursuant to a Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of the State of Delaware on May 26, 2016. In addition, the By-laws of the Company were also amended and restated to reflect the name change to SATUS Corporation.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SATUS CORPORATION
(Registrant)


Date: May 26, 2016
                                         BY: /s/ Kevin Nichols
                                                 Kevin Nichols
                                                 President, CFO